EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                    Statement of eligibility under the Trust
                     Indenture Act of 1939 of a corporation
                          designated to act as trustee

              /X/ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
               (Exact name of trustee as specified in its charter)


300 SOUTH GRAND AVENUE                                   13-3347003
LOS ANGELES, CALIFORNIA 90071                            (I.R.S. Employer
(Address of principal executive offices)                 Identification No.)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                              13-3416059
(State or other jurisdiction of                       (I.R.S. Employer
Incorporation or organization)                        Identification No.)

                                250 VESEY STREET
                             WORLD FINANCIAL CENTER
                             NORTH TOWER 10th FLOOR
                          NEW YORK, NEW YORK 10281-1310
                    (Address of principal executive offices)

      US $137,964,000 PacificAmerica Home Equity Loan Asset-Backed Notes,
                                Series 1998-2-V.

                             ASSET BACKED SECURITIES
                             -----------------------
                       (Title of the indenture securities)

Item 1.           General Information.

Furnish the following information as to the trustee:

Name and address of each examining or supervising authority to which it is subject.

         NAME                               ADDRESS
         Office of the Comptroller          1114 Avenue of the Americas,
         of the Currency                    Suite 3900
                                            New York, New York 10036

(b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.           Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.          List of Exhibits

EXHIBIT 1 -

         Articles of Association as amended on July 29, 1994.

EXHIBIT 2 -

         Certificate of the Comptroller of the Currency dated January 12, 1998.

EXHIBIT 3 -

         Certification of Fiduciary Powers dated February 3, 1998.

EXHIBIT 4 -

         Existing By-Laws of Bankers Trust Company of California, N.A. as amended dated April 22, 1997.

EXHIBIT 5 -

         Not Applicable.

EXHIBIT 6 -

         Consent of Bankers Trust Company of California, N.A. required by
Section 321 (b) of the Act.

EXHIBIT 7 -

         Reports of Condition of Bankers Trust Company of California, N.A., dated as of December 31, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 18th day of March, 1998.

                                     Bankers Trust Company of California, N.A.

                                     By: /s/ Jerome Harney
                                         ---------------------
                                             Jerome Harney
                                             Assistant Vice President

                                                                       EXHIBIT 1
                                                                       ---------


          BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                       CERTIFICATE

I, Judy L. Gomez, do hereby certify that:

     1. I am the duly elected Assistant Secretary of Bankers Trust Company of California, N.A. (the "Association").

     2. Attached hereto as Exhibit A is a true copy of the Articles of Association of BT Trust Company of California, National Association, as filed with the Comptroller of the Currency, Northeastern District, on February 13, 1986 (the "Articles of Association").

     3. On March 16, 1987, at a special meeting of the Shareholders of BT Trust Company of California, National Association, the following resolution and amendment to Article FIRST of the Articles of Association was adopted:

     RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

          FIRST: The title of this Association shall be "Bankers Trust Company of California, National
          Association".

     The foregoing amendment to the Articles of Association was duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on March 16, 1987.

     4. Attached hereto as Exhibit B is a copy of the approval of the resolution and amendment to Article FIRST of the Articles of Association.

     5. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, National Association, the following resolution and amendment to Article FIFTH of the Articles of Association was adopted:

          RESOLVED, that Bankers Trust Holding, Inc., the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Article FIFTH of the Articles of Association of BTCal, to read as follows:

               The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     The foregoing amendment of the Articles of Association was duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

     6. Attached hereto as Exhibit C is a copy of the official certification of the approval of the Office of the Comptroller of the Currency with respect to said amendment to Article FIFTH of the Articles of Association.

     7. The Association's Articles of Association, as amended, have not been modified or rescinded and are in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of April, 1997.




                                         /s/ Judy L. Gomez
                                         ------------------------
                                             Judy L. Gomez
                                             Assistant Secretary

                                                                       EXHIBIT A


              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION


     For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

          FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

          SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.


          THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of sto ck of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

          FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

          Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying s hareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

          FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

          No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

          If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

          The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

          SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors

          SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

          The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it m ay be legal for a board of directors to do and perform.

          SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

          EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

          NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to e ach shareholder of record at her/her address as shown upon the books of the Association.

          TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or h aving been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, s uit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not part ies to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or s hareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

          The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

          ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

          TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.


          IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.


/s/ Peter E. Lengyel                                 10/7/85
-------------------------                           ----------
Peter E. Lengyel                                        date

/s/ Harold K. Atkins                                 10/7/85
-------------------------                           ----------
Harold K. Atkins                                        date

/s/ John L. Murphy                                   10/7/85
-------------------------                           ----------
John L. Murphy                                          date

/s/ Allan C. Martin                                  10/7/85
-------------------------                           ----------
Allan C. Martin                                         date

/s/ Rein Lumi                                        10/7/85
-------------------------                           ----------
Rein Lumi                                               date

/s/ Gerard P. Hourihan                               10/7/85
-------------------------                           ----------
Gerard P. Hourihan                                      date

State of New York
County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                          /s/ David Abramson
                                               Notary Public

                                              DAVID ABRAMSON
                            Notary Public, State of New York
                                              No. 60-0007785
                           Commission Expires March 30, 1987



State of New York
County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                          /s/ David Abramson
                                               Notary Public

                                              DAVID ABRAMSON
                            Notary Public, State of New York
                                              No. 60-0007785
                           Commission Expires March 30, 1987




State of New York
County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                          /s/ David Abramson
                                               Notary Public

                                              DAVID ABRAMSON
                            Notary Public, State of New York
                                              No. 60-0007785
                           Commission Expires March 30, 1987

State of New York
County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                          /s/ David Abramson
                                               Notary Public

                                              DAVID ABRAMSON
                            Notary Public, State of New York
                                              No. 60-0007785
                           Commission Expires March 30, 1987



State of New York
County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                          /s/ David Abramson
                                               Notary Public

                                              DAVID ABRAMSON
                            Notary Public, State of New York
                                              No. 60-0007785
                           Commission Expires March 30, 1987



State of New York
County of New York

     Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

     Witness my hand and seal of office this 7 day of October, 1985.

                                          /s/ David Abramson
                                               Notary Public

                                              DAVID ABRAMSON
                            Notary Public, State of New York
                                              No. 60-0007785
                           Commission Expires March 30, 1987

                                                   EXHIBIT B


             BT TRUST COMPANY OF CALIFORNIA, N.A.

                  ARTICLES OF ASSOCIATION

                     Amendment No. 1

     The undersigned, being a majority of the stockholders of the Association, hereby agree to and approve of the amendment of the First Article of Association to read as follows:

FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association." And to be effective as of the 16th day of March, 1987.

Dated:  16th March, 1987


                                   BANKERS TRUST NEW YORK CORPORATION

                                   By:  /s/ Richard S. Denny
                                        -------------------------
                                            Richard S. Denny, Secretary

                                                                       EXHIBIT C

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------

Western District Office
50 Fremont Street, Suite 3900
San Francisco, CA 94105-2292
(415) 545-5900

                                                               Charter No. 18608
                                                               -----------------

February 5, 1992


Mr. David Abramson, Secretary
Bankers Trust Company of California, N.A.
280 Park Avenue
New York, New York  10017

Re:  Capital Change Control No. 92-WE-12-066

Dear Mr. Abramson:

This is in response to your letter of notification dated January 29, 1992, concerning the issuance of $49,500, 000.00 of common stock.

This letter is the official certification of the approval of the Office of the Comptroller of the Currency given to Bankers Trust Company of California, N.A., Los Angeles, California, to increase its common stock from $500,000 to $50,000,000. This issuance may be considered effective on January 22, 1992.

Very truly yours,


/s/ John C. Beers
-----------------
JOHN C. BEERS
Acting Director for Analysis
Western District

cc:  Mr. R. Brent Faye
     Lillick & Charles
     Two Embarcadero Center
     San Francisco, CA  94111-3996

                                                                       EXHIBIT 2
                                                                       ---------


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------

Washington, D.C.  20219




                                   CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.

                    IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 12th day of January 1998.


(SEAL)             /s/ Eugene A. Ludwig
                   Comptroller of the Currency

                                                                       EXHIBIT 3
                                                                       ---------


[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------

Washington, D.C.  20219

                         Certificate of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Irvine, California, (Charter No. 18608), was granted, under the hand and seal of the Comprtoller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.



                                   IN TESTIMONY WHEREOF, I have hereunto
                                   subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 3rd day of February 1998.


(SEAL)                             /s/ Eugene A. Ludwig
                                   Comptroller of the Currency

                                                                       EXHIBIT 4
                                                                       ---------


                                   CERTIFICATE

I, Judy Gomez, do hereby certify that:

     1. I am Assistant Secretary of BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (formerly known as BT trust Company of California, National Association), a corporation duly organized and validly existing under the laws of the United State of America (the "Company");

     2. Attached hereto as Exhibit A is a true, correct and complete copy of the By-Laws of the Company as in effect on the date hereof.


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of BANKERS TRUST COMPANY OF CALIFORNIA, N.A. this 25th day of November, 1997.





(SEAL)                              /s/ Judy L. Gomez
                                    Assistant Secretary

                         EXHIBIT 6

                    CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Empire Funding Home Loan Owner Trust 1998-1, Home Loan Asset Backed Notes, Series 1998-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


Dated:  March 16, 1998

                   Bankers Trust Company of California, N.A.
                   By:  /s/ Jerome Harney
                        -----------------------------------------
                            Jerome Harney
                            Assistant Vice President

                                             Call Date: 12/31/97 ST-BK: 06-0647
Legal Title of Bank:  Bankers Trust Company of California, National Association
Address:              300 South Grand Avenue
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|



                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
NAME AND ADDRESS OF BANK             OMB No. For OCC: 1557-0081
                                     OMB No. For FDIC 3064-0036
                                     OMB No. For Federal Reserve: 7100-0036
                                     Expiration Date: 3/31/2000

                                        SPECIAL REPORT
                                  (Dollar Amounts in Thousands)

                               CLOSE OF BUSINESS  FDIC Certificate Number
                               DATE                                       C-700
                                    12/31/97       |2|6|7|3|2|
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Date regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
--------------------------------------------------------------------------------

a.       Number of loans made to executive officers since the previous Call Report date.................. RCON 3561          0   a.
b.       Total dollar amount of above loans (in thousands of dollars).................................... RCON 3562          0   b.
c.       Range of interest charged on above loans
         (example: 9 3/4% = 9.75)...................................... RCON 7701       0.00     % to     RCON 7702    0.00 %    c.

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT   DATE (Month,Day,Year)

                                                                   1/29/98

--------------------------------------------------------------------------------

NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                          AREA CODE/PHONE NUMBER/EXTENSION
                                                                                                (TEXT 8904)
Foy B. Hester, Vice President & Controller                                                             (212) 250-6418

--------------------------------------------------------------------------------
FDIC 8040/53 (6-95)

                                       Board of Governors of the Federal Reserve
                                       System
                                       OMB Number: 7100-0036
                                       Federal Deposit Insurance Corporation
                                       OMB Number: 3064-0052
                                       Office of the Comptroller of the Currency
                                       OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL       Expires March 31, 2000
--------------------------------------------------------------------------------
                                                                               1


         [LOGO]
                                       Please refer to page i, Table of
                                       Contents, for the required disclosure of
                                       estimated burden.
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF
$100 MILLION OR MORE BUT LESS THAN $300 MILLION - FFIEC 033
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1997                  (971231)
                                                                   --------
                                                                   (RCRI 9999)

This report is required by law: 12 U.S.C.ss.324 (State                This report form is to be filed by banks with domestic
member banks); 12 U.S.C.ss.1817 (State nonmember banks);              offices only.  Banks with foreign offices (as defined in the
and 12 U.S.C.ss.161 (National banks).                                 instructions) must file FFIEC 031.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be                     The Reports of Condition and Income are to be prepared in
signed by an authorized officer and the Report of Condition           accordance with Federal regulatory authority instructions.
must be attested to by not less than two directors (trustees)
for State nonmember banks and three directors for State               We, the undersigned directors (trustees), attest to the
member and National banks.                                            correctness of the Report of Condition (including the
I,          FOY          B.           HESTER,           V.P.          supporting schedules) for this report date and declare that it
  --------------------------------------------------------------      has been examined by us and to the best of our knowledge
   Name and Title of Officer Authorized to Sign Report                and belief has been prepared in conformance with the
                                                                      instructions issued by the appropriate Federal regulatory
of the named bank do hereby declare that the Reports of               authority and is true and correct.
Condition and Income (including the supporting schedules)
for this report date have been prepared in conformance with
the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

                                                                      --------------------------------------------------------------
                                                                      Director (Trustee)
/s/ Foy B. Hester
-----------------------------------------------------                 --------------------------------------------------------------
Signature of Officer Authorized to Sign Report                        Director (Trustee)
1/29/98
-----------------------------------------------------                 --------------------------------------------------------------
Date of Signature                                                     Director (Trustee)


SUBMISSION OF REPORTS                                                (b)  in hard-copy (paper) form and arrange for
                                                                          another party to convert the paper report
Each bank must prepare its Reports of Condition and                       to automated form. That party (if other than EDS)
Income either:                                                            must transmit the bank's computer data file to EDS.

                                                                         To fulfill the signature and attestation requirement for
(a)  in automated form and then file the computer data file              the Reports of  Condition and Income for this report date,
     directly with the banking agencies' collection agent,               attach this signature page to the hard-copy record of the
     Electronic Data Systems Corporation (EDS), by modem or on           completed report that the bank places in its files.
     computer diskette; or

--------------------------------------------------------------------------------

FDIC Certificate Number |2|6|7|3|2|
                        (RCRI 9050)




Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                                                    FFIEC 033
                                                                    Page i

                                                                            2


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL
ASSETS OF $100 MILLION OR MORE BUT LESS THAN $300 MILLION
--------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI - Income Statement........................................RI-1, 2, 3

Schedule RI-A - Changes in Equity Capital...................................RI-3

Schedule RI-B - Charge-offs and Recoveries and
   Changes in Allowance for Loan and Lease
   Losses................................................................RI-4, 5

Schedule RI-E - Explanations.............................................RI-5, 6




DISCLOSURE OF ESTIMATED BURDEN

THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION COLLECTION IS 34.1 HOURS PER RESPONDENT AND IS ESTIMATED TO VARY FROM 15 TO 400 HOURS PER RESPONSE, DEPENDING ON INDIVIDUAL CIRCUMSTANCES. BURDEN ESTIMATES INCLUDE THE TIME FOR REVIEWING INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN THE REQUIRED FORM, AND COMPLETING THE INFORMATION COLLECTION, BUT EXCLUDE THE TIME FOR COMPILING AND MAINTAINING BUSINESS RECORDS IN THE NORMAL COURSE OF A RESPONDENT'S ACTIVITIES. A FEDERAL AGENCY MAY NOT CONDUCT OR SPONSOR, AND AN ORGANIZATION (OR A PERSON) IS NOT REQUIRED TO RESPOND TO A COLLECTION OF INFORMATION, UNLESS IT DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. COMMENTS CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND SUGGESTIONS FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE OFFICE OF INFORMATION AND REGULATORY AFFAIRS, OFFICE OF MANAGEMENT AND BUDGET, WASHINGTON, D.C.
20503, AND TO ONE OF THE FOLLOWING:

SECRETARY
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.  20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
OFFICE OF THE COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C.  20219

ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.  20429


REPORT OF CONDITION

Schedule RC - Balance Sheet..............................................RC-1, 2

Schedule RC-A - Cash and Balances Due
   From Depository Institutions.............................................RC-3

Schedule RC-B - Securities...............................................RC-4, 5

Schedule RC-C - Loans and Lease Financing
   Receivables:
   Part 1.  Loans and Leases.............................................RC-6, 7
   Part II.  Loans to Small Business and
      Small Farms (included in the forms for
      June 30 only)....................................................RC-7a, 7b

Schedule RC-E - Deposit Liabilities......................................RC-8, 9

Schedule RC-F - Other Assets...............................................RC-10

Schedule RC-G - Other Liabilities..........................................RC-10

Schedule RC-K - Quarterly Averages.........................................RC-11

Schedule RC-L - Off-Balance Sheet
   Items...........................................................RC-12, 13, 14

Schedule RC-M - Memoranda..............................................RC-14, 15

Schedule RC-N - Past Due and Nonaccrual
   Loans, Leases, and Other Assets.........................................RC-16

Schedule RC-O - Other Data for Deposit
   Insurance and FICO Assessments......................................RC-17, 18

Schedule RC-R - Regulatory Capital.....................................RC-19, 20

Optional Narrative Statement Concerning
   the Amounts Reported in the Reports
   of Condition and Income.................................................RC-21

Special Report (TO BE COMPLETED BY ALL BANKS)



For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.



Legal Title of Bank:       Bankers Trust Company of California, National Association             Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 - DECEMBER 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT


                                                                                                                1280
                                                                                                              --------
--------------------------------------------------------------------------------------------------------------
1.Interest income:                                                        Dollar Amounts in Thousands  RIAD   Mil Thou
         a.Interest and fee income on loans(1):......................................................
                  (1)Real estate loans...............................................................  4246            0  1.a.(1)
                  (2)Installment loans...............................................................  4247            0  1.a.(2)
                  (3)Credit cards and related plans..................................................  4248            0  1.a.(3)
                  (4)Commercial (time and demand) and all other loans................................  4249            0  1.a.(4)
         b.Income from lease financing receivables:
                  (1)Taxable leases                                                                    4505            0  1.b.(1)
                  (2)Tax-exempt leases...............................................................  4307            0  1.b.(2)
         c.Interest income on balances due from depository institutions(2)...........................  4115        1,081  1.c.
         d.Interest and dividend income on securities:
                  (1)U.S. Treasury securities and U.S. Government agency obligations.................  4027           37  1.d(1)
                  (2)Securities issued by states and political subdivisions in the U.S.:
                           (a)Taxable securities.....................................................  4506            0  1.d(2)(a)
                           (b)Tax-exempt securities..................................................  4507            0  1.d.(2)(b)
                  (3)Other domestic debt securities..................................................  3657        5,559  1.d.(3)
                  (4)Foreign debt securities.........................................................  3658            0  1.d.(4)
                  (5)Equity securities (including investments in mutual funds)                         3659          180  1.d.(5)
         e.Interest income from trading assets.......................................................  4069            0  1.e.
         f.Interest income on federal funds sold and securities purchased under agreements to resell.  4020            0  1.f.
         g.Total interest income (sum of items 1.a through 1.f)......................................  4107        6,857  1.g.

----------------
(1)      See instructions for loan classifications used in this schedule.
(2) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|

Schedule RI -- Continued

                                                                                                 Year-to-date
                                                                                                   --------
1.Interest income:                                             Dollar Amounts in Thousands  RIAD   Mil Thou
--------------------------------------------------------------------------------------------------------------
2.Interest expense:
         a.Interest on deposits
                  (1)Transaction accounts (NOW accounts, ATS accounts, and telephone
and
preauthorized transfer accounts)..........................................................  4508         0  2.a.(1)
                  (2)Nontransaction accounts:
                           (a)Money market deposit accounts (MMDAs).......................  4509         0  2.a.(2)(a)
                           (b)Other savings deposits......................................  4511         0  2.a.(2)(b)
                           (c)Time deposits of $100,000 or more...........................  A517         0  2.a.(2)(c)
                           (d)Time deposits of less than $100,000.........................  A518         0  2.a.(2)(d)
         b.Expense of federal funds purchased and securities sold under agreements to
repurchase................................................................................  4180         0  2.b.
         c.Interest on demand notes issued to the U.S. Treasury, trading liabilities, and other
borrowed money............................................................................  4185         0  2.c.
         d.Not applicable
         e.Interest on subordinated notes and debentures..................................  4200         0  2.e.
         f.Total interest expense (sum of items 2.a through 2.e)..........................  4073         0  2.f.
3.Net interest income (item 1.g minus 2.f)................................................                  RIAD 4074    6,857  3.
4.Provisions:
         a.Provision for loan and lease losses............................................                  RIAD 4230        0  4.a.
         b.Provision for allocated transfer risk..........................................                  RIAD 4243        0  4.b.
5.Noninterest income:
         a.Income from fiduciary activities...............................................  4070    52,874  5.a.
         b.Service charges on deposit accounts............................................  4080         0  5.b.
         c.Trading revenue (must equal Schedule RI, sum of Memorandum Items 8.a
through 8.d)..............................................................................  A220         0  5.c.
         d.Not applicable
         e.Not applicable
         f.Other noninterest income:
                  (1)Other fee income.....................................................  5407     4,920  5.f.(1)
                  (2)All other noninterest income*........................................  5408         0  5.f.(2)
         g.Total noninterest income (sum of items 5.a through 5.f)........................                  RIAD 4079   57,794  5.g.
6.
         a.Realized gains (losses) on held-to-maturity securities.........................                  RIAD 3521        0  6.a.
         b.Realized gains (losses) on available-for-sale securities.......................                  RIAD 3196        0  6.b.
7.Noninterest expense:
         a.Salaries and employee benefits.................................................  4135    18,568  7.a.
         b.Expenses of premises and fixed assets (net of rental income) (excluding salaries and
employee benefits and mortgage interest)..................................................  4217     2,305  7.b.
         c.Other noninterest expense*.....................................................  4092    27,974  7.c.
         d.Total noninterest expense (sum of items 7.a through 7.c).......................                  RIAD 4093   48,847  7.d.
8.Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or
minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d).............................................                  RIAD 4301   15,804  8.
9.Applicable income taxes (on item 8).....................................................                  RIAD 4302    6,487  9.
10.Income (loss) before extraordinary items and other adjustments (item 8 minus 9)........                  RIAD 4300    9,317  10.
11.Extraordinary items and other adjustments, net of income taxes*........................                  RIAD 4320        0  11.
12.Net income (loss) (sum of items 10 and 11).............................................                  RIAD 4340    9,317  12.

-----------------------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|

SCHEDULE RI -- CONTINUED

                                                                                                                1281
Memoranda                                                                                                Year-to-date
                                                                                                         ------------
                                                                      Dollar Amounts in Thousands  RIAD      Mil  Thou
--------------------------------------------------------------------------------------------------------------
1.   Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
     August 7, 1986,                                                                               4513               0  M.1.
     that is not deductible for federal income tax purposes......................................
2.   Income from the sale and servicing of mutual funds and annuities (included in Schedule RI,    8431               0  M.2.
     item 8)
3.   Not applicable..............................................................................                Number
4.   Number of full-time equivalent employees at end of current period (round to nearest whole
     number)                                                                                       4150             267
5.   Interest and fee income on tax-exempt obligations (other than securities and leases) of states and
     political subdivisions in the U.S. (reportable in Schedule RC-C, part I, item 8) included
     in Schedule RI,                                                                                           Mil Thou
     item 1.a above..............................................................................  4504               0  M.5.
6.   To be completed by banks with loans to finance agriculture production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans. Interest and fee income on
     agriculture loans included in item 1.a above................................................  4251             N/A  M.6.
7.   If the reporting bank has restated its balance sheet as a result of applying push down
                                                                                                 RI     CC YY MM DD
     accounting this calendar year, report the date of the bank's acquisition(1)...........9106    AD   00   00   00   00     M.7.
8.   Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of
     Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                                      Mil Thou
     a.  Interest rate exposures.................................................................  8757              0  M.8.a.
     b.  Foreign exchange exposures..............................................................  8758              0  M.8.b.
     c.  Equity security and index exposures.....................................................  8759              0  M.8.c.
     d.  Commodity and other exposures...........................................................  8760              0  M.8.d.
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
     a.  Net increase (decrease) to interest income..............................................  8761              0  M.9.a.
     b.  Net (increase) decrease to interest expense............................................   8762              0  M.9.b.
     c.  Other (noninterest) allocations.........................................................  8763              0  M.9.c.
10.  Not applicable

11. Does the reporting bank have a Subchapter S election in effect for federal income tax
     purposes for the                                                                                        YES          NO
     current tax year?...........................................................................  A530              X  M.11.
12.  Deferred portion of total applicable income taxes included in Schedule RI, items 9 and 11
     (to be                                                                                                   Mil       Thou
     reported with the December Report of Income)................................................  4772              0  M.12

-----------------------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.


SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL


Indicate decreases and losses in parenthesis.



                                                                                                                    1283
                                                                                                      -------------------
                                                                         Dollar Amounts in Thousands  RIAD      Mil  Thou
--------------------------------------------------------------------------------------------------------------
1.   Total equity capital originally reported in the December 31, 1996, Reports of Condition and      3215        138,029  1.
     Income.........................................................................................
2.   Equity capital adjustments from amended Reports of Income, net*................................  3216              0  2.
3.   Amended balance end of previous calendar year (sum of items 1 and 2)...........................  3217        138,029  3.
4.   Net income (loss) (must equal Schedule RI, item 12)............................................  4340          9,317  4.
5.   Sale, conversion, acquisition, or retirement of capital stock, net.............................  4346              0  5.
6.   Changes incident to business combinations, net.................................................  4356              0  6.
7.   LESS:  Cash dividends declared on preferred stock..............................................  4470              0  7.
8.   LESS: Cash dividends declared on common stock..................................................  4460              0  8.
9.   Cumulative effect of changes in accounting principles from prior years* (see instructions for
     this schedule).................................................................................  4411              0  9.
10.  Corrections of material accounting errors from prior years* (see instructions for this
     schedule)......................................................................................  4412              0  10.
11.  Change in net unrealized holding gains (losses) on available-for-sale securities...............  8433          (108)  11.
12.  Other transactions with parent holding company* (not included in items 5, 7, or 8 above).......  4415              0  12.
13.  Total equity capital end of current period (sum of items 3 through 12) (must equal Schedule
     RC, item 28)...................................................................................  3210        147,238  13.

-----------------------
(1)  Describe on Schedule RI-E--Explanations.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES (1)


                                                                                                                 1286
Part I excludes charge-offs and recoveries through the allocated transfer risk         (Column A)               (Column B)
reserve.                                                                               Charge-offs              Recoveries
                                                                                              Calendar year-to-date
                                                                                 ------------------------
                                                     Dollar Amounts in Thousands RIAD       Mil  Thou     RIAD          Mil Thou
--------------------------------------------------------------------------------------------------------------
1.   Real estate loan........................................................... 4256                  0  4257                 0  1.
2.   Installment loans.......................................................... 4258                  0  4259                 0  2.
3.   Credit cards and related plans............................................. 4262                  0  4263                 0  3.
4.   Commercial (time and demand) and all other loans                            4264                  0  4265                 0  4.
5.   Lease financing receivables................................................ 4266                  0  4267                 0  5.
6.   Total (sum of items 1 through 5)........................................... 4635                  0  4605                 0  6.


Memoranda
                                                     Dollar Amounts in Thousands RIAD     Mil  Thou  RIAD     Mil  Thou
--------------------------------------------------------------------------------------------------------------
1.   Loans to foreign governments and official institutions included in part I, items 1
     through 4 above............................................................ 4643             0  4627             0  M.1.
2.   To be completed by banks with Loans to finance agricultural production and other
     loans to farmers (Schedule RC-C, part 1, item 3) exceeding five percent of total
     loans.
     Agricultural loans included in part I, items 1 through 4 above............. 4268           N/A  4269           N/A  M.2.
3.   Not applicable
4.   Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 2
     through 4, above........................................................... 5443             0  5444             0  M.4.
5.   Real estate loans (sum of Memorandum items 5.a through 5.e must equal
     Schedule
     RI-B, part I, item 1, above):
     a.  Construction and land development...................................... 5445             0  5446             0  M.5.a.
     b.  Secured by farmland.................................................... 5447             0  5448             0  M.5.b.
     c.  Secured by 1-4 family residential properties:
                (1) Revolving, open-end loans secured by 1-4 family residential properties
                   and extended under lines of credit........................... 5449             0  5450             0  M.5.c.(1)
                (2) All other loans secured by 1-4 family residential properties 5451             0  5452             0  M.5.c.(2)
     d.  Secured by multifamily (5 or more) residential properties.............. 5453             0  5454             0  M.5.d.
     e.  Secured by nonfarm nonresidential properties                            5455             0  5456             0  M.5.e.

-----------------------
(1) See instructions for loan classifications used in this schedule.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|

SCHEDULE RI-B--CONTINUED

PART II.  CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES



                                                                                           -------------------
                                                               Dollar Amounts in Thousands RIAD    Mil    Thou
--------------------------------------------------------------------------------------------------------------
1.   Balance originally reported in the December 31, 1996, Reports of Condition and Income 3124              0  1.
2.   Recoveries (must equal part I, item 6, column B above) .............................. 4605              0  2.
3.   LESS: Charge-offs (must equal part I, item 6, column A above) ....................... 4635              0  3.
4.   Provision for loan and lease losses (must equal Schedule RI, item 4.a) .............. 4230              0  4.
5.   Adjustments* (se instructions for this schedule) .................................... 4815              0  5.
6.   Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
     item 4.b)............................................................................ 3123              0  6.
                                                                                           -------------------

-------------
*Describe on Schedule RI-E--Explanations.


SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                          1295
                                                                                           -------------------
                                                                                              Year-to-date
                                                                                           -------------------
                                                               Dollar Amounts in Thousands RIAD    Mil    Thou
--------------------------------------------------------------------------------------------------------------
1.   All other noninterest income (from Schedule RI, item 5.f.(2)) Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
     a.       Net gains (losses) on other real estate owned............................... 5415              0 1.a.
     b.       Net gains (losses) on sales of loans ....................................... 5416              0 1.b.
     c.       Net gains (losses) on sales of premises and fixed assets.................... 5417              0 1.c.
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
     d.       TEXT 4461                                                                    4461                1.d.
              ----------------------------------------------------------------------------
     e.       TEXT 4462                                                                    4462                1.e.
              ----------------------------------------------------------------------------
     f.       TEXT 4463                                                                    4463                1.f.
              ----------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):
     a.       Amortization expense of intangible assets................................... 4531          3,443 2.a.
     Report amounts that exceed 10% of Schedule RI, item 7.c:
     b.       Net (gains) losses on other real estate owned............................... 5418              0 2.b.
     c.       Net (gains) losses on sales of loans........................................ 5419              0 2.c.
     d.       Net (gains) losses on sales of premises and fixed assets.................... 5420              0 2.d.
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
     e.       TEXT 4464        I/C NONINT SERVICE EXPENSE                                  4464          8,660 2.e.
              ----------------------------------------------------------------------------
     f.       TEXT 4467        INDIRECT EXPENSE                                            4467          3,230 2.f.
              ----------------------------------------------------------------------------
     g.       TEXT 4468                                                                    4468                2.g.
              ---------------------------------------------------------------------------- -------------------


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|

SCHEDULE RI-E--CONTINUED


                                                                                         Year-to-date
                                                                                       ----------------
                                                           Dollar Amounts in Thousands RIAD   Mil  Thou
-------------------------------------------------------------------------------------------------------
3.   Extraordinary items and other adjustments and applicable income tax effect
     (From Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments:
     a.       (1) TEXT 4469                                                            4469             3.a.(1)
                  --------------------------------------------------------------------
              (2) Applicable income tax effect                    RIAD 4486                             3.a.(2)
                                                                  --------------------
     b.       (1) TEXT 4487                                                            4487             3.b.(1)
                  --------------------------------------------------------------------
              (2) Applicable income tax effect                    RIAD 4488                             3.b.(2)
                                                                  --------------------
     c.       (1) TEXT 4489                                                            4489             3.c.(1)
                  --------------------------------------------------------------------
              (2) Applicable income tax effect                    RIAD 4491                             3.c.(2)
4.   Equity capital adjustments from amended Reports of Income (from Schedule RI-
     A, item 2) (Itemize and describe all adjustments):
     a.       TEXT 4492                                                                4492
              ------------------------------------------------------------------------
     b.       TEXT 4493                                                                4493             4.a.
              ------------------------------------------------------------------------
5.   Cumulative effect of changes in accounting principles from prior years                             4.b.
     (From Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
     a.       TEXT A546    EFFECT OF CHANGE TO GAAP FROM PREVIOUS NON-GAAP             A546           0 5.a.
              ------------------------------------------------------------
                           INSTRUCTIONS
     b.       TEXT 4495                                                                4495             5.b.
              ------------------------------------------------------------------------
6.   Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
     (itemize and describe all corrections):
     a.       TEXT 4496                                                                4496             6.a.
              ------------------------------------------------------------------------
     b.       TEXT 4497                                                                4497             6.b.
              ------------------------------------------------------------------------
7.   Other transactions with parent holding company (from Schedule RI-A, item
     12) (itemize and describe all such transactions):
     a.       TEXT 4498                                                                4498             7.a.
              ------------------------------------------------------------------------
     b.       TEXT 4499                                                                4499             7.b.
              ------------------------------------------------------------------------
8.   Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
     (itemize and describe all adjustments):
     a.       TEXT 4521                                                                4521             8.a.
              ------------------------------------------------------------------------
     b.       TEXT 4522                                                                4522             8.b.
              ------------------------------------------------------------------------ ----------------
9.   Other explanations (the space below is provided for the bank to briefly describe, 1298        1299
     at its option,                                                                    ----------------

     any other significant items affecting the Report of Income):
     No comment            /X/ (RIAD 4769)

     Other explanations (please type or print clearly):
     (TEXT 4769)


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                                                           C200
                                                                                                               ----------------
                                                                                  Dollar Amounts in Thousands  RCON   Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.       Noninterest-bearing balances and currency and coin(1)..........................................  0081       1,607 1.a.
     b.       Interest-bearing balances(2)...................................................................  0071      32,845 1.b.
2.   Securities:
     a.       Held-to-maturity securities (from Schedule RC-B, column A).....................................  1754           0 2.a.
     b.       Available-for-sale securities (from Schedule RC-B, column D)...................................  1773      93,469 2.b.
3.   Federal funds sold and securities purchased under agreements to resell..................................  1350           0 3.
4.   Loans and lease financing receivables:
     a.       Loans and leases, net of unearned income (from Schedule RC-C).................RCON 2122       0                   4.a.
     b.       LESS: Allowance for loan and lease losses.....................................RCON 3123       0                   4.b.
     c.       LESS: Allocated transfer risk reserve.........................................RCON 3128       0                   4.c.
                                                                                            -----------------
     d.       Loans and leases, net of unearned income, allowance, and reserve (item 4.a                       2125           0 4.d.
              minus 4.b and 4.c).............................................................................
5.   Trading assets..........................................................................................  3545           0 5.
6.   Premises and fixed assets (including capitalized leases)................................................  2145       4,032 6.
7.   Other real estate owned (from Schedule RC-M)............................................................  2150           0 7.
8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)................  2130           0 8.
9.   Customers' liability to this bank on acceptances outstanding............................................  2155           0 9.
10.  Intangible assets (from Schedule RC-M)..................................................................  2143      21,073 10.
11.  Other assets (from Schedule RC-F).......................................................................  2160       5,769 11.
12.  Total assets (sum of items 1 through 11)................................................................  2170     158,795 12.
                                                                                                               ----------------

-----------------------
(1) Includes cash items in process of collection and unposted debits. (2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC -- CONTINUED



                                                             DOLLAR AMOUNTS IN THOUSANDS   RCON         MIL THOU
----------------------------------------------------------------------------------------   ---------------------
LIABILITIES
13.  Deposits:
     a.       In domestic offices (sum of totals of columns A and C from
              Schedule RC-E)................................................................2200             0 13.a.
              (1)   Noninterest-bearing (1).............................RCON 6631        0                     13.a. (1)
              (2)   Interest-bearing.................................. RCON 6636         0                     13.a. (2)
                                                                       -------------------
     b.       In foreign offices, Edge and Agreement subsidiaries, and IBFs.................
              (1)   Noninterest-bearing.....................................................
              (2)   Interest-bearing........................................................
14.  Federal funds purchased and securities sold under agreements to repurchase.............2800             0 14.
15.  a.       Demand notes issued to the U.S. Treasury......................................2840             0 15.a.
     b.       Trading liabilities...........................................................3548             0 15.b.
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a.       With a remaining maturity of one year or less.................................2332             0 16.a.
     b.       With a remaining maturity of more than one year through three years...........A547             0 16.b.
     c.       With a remaining maturity of more than three years............................A548             0 16.c.
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding...............................2920             0 18.
19.  Subordinated notes and debentures (2)..................................................3200             0 19.
20.  Other liabilities (from Schedule RC-G).................................................2930        11,557 20.
21.  Total liabilities (sum of items 13 through 20).........................................2948        11,557 21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..........................................3838             0 23.
24.  Common stock...........................................................................3230        50,000 24.
25.  Surplus (exclude all surplus related to preferred stock)...............................3839        50,000 25.
26.  a.       Undivided profits and capital reserves........................................3632        47,218 26.a.
     b.       Net unrealized holding gains (losses) on available-for-sale securities........8434            20 26.b.
27.  Cumulative foreign currency translation adjustments....................................
28.  Total equity capital (sum of items 23 through 27)......................................3210       147,238 28.
29.  Total liabilities and equity capital (sum of items 21 and 28)..........................3300       158,795 29.
                                                                                            ------------------


Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the
     most comprehensive level of auditing work performed for the bank by independent                        Number
     external auditors as of any date during 1996................................... RCON 6724               N/A   M.1.


1 =  Independent audit of the bank conducted in                5 =  Review of the bank's financial statements by
     accordance with generally accepted auditing standards          external
     by a certified auditors public accounting firm which
     submits a report on the bank
2 =  Independent audit of the bank's parent holding            6 =  Compilation of the bank's financial statements
     company conducted in accordance with generally accepted        by external auditors
     auditing standards by a certified public accounting
     firm which submits a report on the consolidated holding
     company (but not on the bank separately)
3 =  Directors' examination of the bank conducted in           7 =  Other audit procedures (excluding tax
     accordance with generally accepted auditing standards          preparation work)
     by a certified public accounting firm (may be required
     by state chartering authority)
4 =  Directors' examination of the bank performed by other     8 =  No external audit work
     external auditors (may be required by state
     chartering authority)

     ------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits. (2) Includes limited-life preferred stock and related surplus.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.



                                                                                                    C205
                                                                                     -------------------
                                                         Dollar Amounts in Thousands RCON    Mil    Thou
--------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:
     a.       Cash items in process of collection and unposted debits............... 0020              0        1.a.
     b.       Currency and coin..................................................... 0080              0        1.b.
2. Balances due from depository institutions in the U.S.:
     a.       U.S. branches and agencies of foreign banks........................... 0083              0        2.a.
     b.       Other commercial banks in the U.S. and other depository institutions   0085          1,607        2.b.
              in the U.S............................................................
3.   Balances due from banks in foreign countries and foreign central banks:
     a.       Foreign branches of other U.S. banks.................................. 0073              0        3.a.
     b.       Other banks in foreign countries and foreign central banks............ 0074         32,845        3.b.
4.   Balances due from Federal Reserve Banks........................................ 0090              0          4.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and
     1.b)........................................................................... 0010         34,452          5.
                                                                                     -------------------
Memorandum


                                                         Dollar Amounts in Thousands RCON    Mil    Thou
--------------------------------------------------------------------------------------------------------
1.   Noninterest-bearing balances due from commercial banks in the U.S. (Included in items 2.a
     and 2.b above)................................................................. 0050            193      M.1
                                                                                     -------------------


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                          Held-to-maturity
                                                                ------------------------------------
                                                                   (Column A)         (Column B)
                                                                 Amortized Cost       Fair Value
                                                                ----------------- ------------------
                                    Dollar Amounts in Thousands RCON     Mil Thou RCON      Mil Thou
--------------------------------------------------------------- ----------------- ------------------
1.   U.S. Treasury securities.................................. 0211            0 0213             0
2.   U.S. Government agency obligations
     (exclude mortgage-backed securities):
     a.  Issued by U.S. Government agencies (2)................ 1289            0 1290             0
     b.  Issued by U.S. Government-sponsored agencies (3)...... 1294            0 1295             0
3.   Securities issued by states and political subdivisions in
     the U.S.:
     a.  General obligations................................... 1676            0 1677             0
     b.  Revenue obligations................................... 1681            0 1686             0
     c.  Industrial development and similar obligations........ 1694            0 1695             0
4.   Mortgage-backed securities (MBS):
     a. Pass-through securities:
         (1)  Guaranteed by GNMA............................... 1698            0 1699             0
         (2)  Issued by FNMA and FHLMC......................... 1703            0 1705             0
         (3)  Other pass-through securities.................... 1709            0 1710             0
     b.  Other mortgage-backed securities (include CMOs,
         REMICs,
         and stripped MBS):
         (1)  Issued or guaranteed by FNMA, FHLMC, or GNMA..... 1714            0 1715             0
         (2)  Collateralized by MBS issued or guaranteed by
              FNMA,
              FHLMC, or GNMA................................... 1718            0 1719             0
         (3)  All other mortgage-backed securities............. 1733            0 1734             0
5. Other debt securities:
     a.  Other domestic debt securities........................ 1737            0 1738             0
     b.  Foreign debt securities............................... 1742            0 1743             0
6. Equity securities:
     a.  Investments in mutual funds and other securities with
         readily
         determinable fair values..............................
     b.  All other equity securities (1).......................
7.   Total (sum of items 1 through 6) (total of column A must
     equal
     Schedule RC, item 2.a) (total of column D must equal
     Schedule
     RC, item 2.b)............................................. 1754            0 1771             0





                                                                                               C210
                                                                                 ------------------
                                                                        Available-for-sale
                                                               ------------------------------------
                                                                   (Column C)        (Column D)
                                                                 Amortized Cost     Fair Value(1)
                                                               ------------------------------------
                                  Dollar Amounts in Thousands  RCON      Mil ThouRCON      Mil Thou
---------------------------------------------------------------------------------------------------
1.   U.S. Treasury securities..................................1286           699 1287           699 1.
2.   U.S. Government agency obligations
     (exclude mortgage-backed securities):
     a.  Issued by U.S. Government agencies (2)................1291             0 1293             0 2.a.
     b.  Issued by U.S. Government-sponsored agencies (3)......1297             0 1298             0 2.b.
3.   Securities issued by states and political subdivisions in
     the U.S.:                                                                  0
     a.  General obligations...................................1678               1679             0 3.a.
     b.  Revenue obligations...................................1690             0 1691             0 3.b.
     c.  Industrial development and similar obligations........1696             0 1697             0 3.c.
4.   Mortgage-backed securities (MBS):
     a. Pass-through securities:
         (1)  Guaranteed by GNMA...............................1701             0 1702             0 4.a.(1)
         (2)  Issued by FNMA and FHLMC.........................1706             0 1707             0 4.a.(2)
         (3)  Other pass-through securities....................1711             0 1713             0 4.a.(3)
     b.  Other mortgage-backed securities (include CMOs,        716             0
         REMICs,
         and stripped MBS):
         (1)  Issued or guaranteed by FNMA, FHLMC, or GNMA.....1731             0 1717             0 4.b.(1)
         (2)  Collateralized by MBS issued or guaranteed by
              FNMA, FHLMC, or GNMA.............................1718             0 1732             0 4.b.(2)
         (3)  All other mortgage-backed securities.............1735             0 1736             0 4.b.(3)
5. Other debt securities:
     a.  Other domestic debt securities........................1739        89,739 1741        89,770 5.a.
     b.  Foreign debt securities...............................1744             0 1746             0 5.b.
6. Equity securities:
     a.  Investments in mutual funds and other securities with
         readily determinable fair values......................A510             0 A511             0 6.a.
     b.  All other equity securities (1).......................1752         3,000 1753         3,000 6.b.
7.   Total (sum of items 1 through 6) (total of column A must
     equal Schedule RC, item 2.a) (total of column D must equal
     Schedule RC, item 2.b)....................................1772        93,438 1773        93,469 7.





(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates, "U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.



Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-B--CONTINUED


                                                                                                                     C212
                                                                                                                     ----
Memoranda                                                                    Dollar Amounts in ThousandsRCON   Mil   Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   Pledged securities(1)..............................................................................0416          699 M.1.
2.   Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):
     a.  Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed
         by closed-end first lien 1-4 family residential mortgages with a remaining maturity or         A549          699 M.2.a.(1)
         repricing frequency                                                                            A550            0 M.2.a.(2)
         of:(3) (4)                                                                                     A551            0 M.2.a.(3)
         (1)  Three months or less......................................................................A552       33,194 M.2.a.(4)
         (2)  Over 3 months through 12 months...........................................................A553       56,576 M.2.a.(5)
         (3)  Over one year through three years.........................................................A554            0 M.2.a.(6)
         (4)  Over three years through five years.......................................................
         (5)  Over five years through 15 years..........................................................
         (6)  Over 15 years.............................................................................A555            0 M.2.b.(1)
     b.  Mortgage pass-through securities backed by closed-end first lien 1-4 family residential        A556            0 M.2.b.(2)
         mortgages with a                                                                               A557            0 M.2.b.(3)
         remaining maturity or repricing frequency of: (3) (5)                                          A558            0 M.2.b.(4)
         (1)  Three months or less......................................................................A559            0 M.2.b.(5)
         (2)  Over 3 months through 12 months...........................................................A560            0 M.2.b.(6)
         (3)  Over one year through three years.........................................................
         (4)  Over three years through five years.......................................................
         (5)  Over five years through 15 years..........................................................
         (6)  Over 15 years.............................................................................
     c.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)
         (1)  Three years or less.......................................................................A561            0 M.2.c.(1)
         (2)  Over three years..........................................................................A562            0 M.2.c.(2)
     d.  Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or less
         (included
         in Memorandum items 2.a through 2.c above).....................................................A248          699 M.2.d.
3.-6.    Not applicable
7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or
     transfer)..........................................................................................1778            0 M.7.
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in
     Schedule RC-B,                                                                                                            .
     item 4.b):
     a.  Amortized cost.................................................................................8780            0 M.8.a.
     b.  Fair value.....................................................................................8781            0 M.8.b
9.   Structured notes (included in the held-to-maturity and available-for-sale accounts in  Schedule
     RC-B, items 2, 3,                                                                                                         .
     and 5):
     a.  Amortized cost.................................................................................8782            0 M.9.a
     b.  Fair value.....................................................................................8783            0 M.9.b



----------------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 6. column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                                                    C215
                                                                            Dollar Amounts in Thousands RCON   Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1.   Loans secured by real estate:
     a.  Construction and land development..............................................................1415           0 1.a.
     b.  Secured by farmland (including farm residential and other improvements)........................1420           0 1.b.
     c.  Secured by 1-4 family residential properties:
         (1) Revolving, open-end loans secured by 1-4 family residential
             properties and extended under lines of credit..............................................1797           0 1.c.(1)
         (2) All other loans secured by 1-4 family residential properties:
              (a) Secured by first liens................................................................5367           0 1.c.(2) (a)
              (b) Secured by junior liens...............................................................5368           0 1.c.(2) (b)
     d.  Secured by multifamily (5 or more) residential properties......................................1460           0 1.d.
     e.  Secured by nonfarm nonresidential properties...................................................1480           0 1.e.
2.   Loans to depository institutions:
     a.  To commercial banks in the U.S.:
         (1)  To U.S. branches and agencies of foreign banks............................................1506           0 2.a.(1)
         (2)  To other commercial banks in the U.S......................................................1507           0 2.a.(2)
     b.  To other depository institutions in the U.S....................................................1517           0 2.b.
     c.  To banks in foreign countries:
         (1)  To foreign branches of other U.S. banks...................................................1513           0 2.c.(1)
         (2)  To other banks in foreign countries.......................................................1516           0 2.c.(2)
3.   Loans to finance agricultural production and other loans to farmers................................1590           0 3.
4.   Commercial and industrial loans:
     a.  To U.S. addressees (domicile)..................................................................1763           0 4.a.
     b.  To non-U.S. addressees (domicile)..............................................................1764           0 4.b.
5.   Acceptances of other banks.........................................................................1755           0 5.
6.   Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans)
     (includes purchased paper):
     a.  Credit cards and related plans (includes check credit and other revolving credit plans)........2008           0 6.a.
     b.  Other (includes single payment, installment, and all student loans)............................2011           0 6.b.
7.   Loans to foreign governments and official institutions (including foreign central banks)...........2081           0 7.
8.   Obligations (other than securities and leases) of states and political subdivisions in the U.S.
     (includes nonrated industrial development obligations).............................................2107           0 8.
9.   Other loans:
     a.  Loans for purchasing or carrying securities (secured and unsecured)............................1545           0 9.a.
     b.  All other loans (exclude consumer loans).......................................................1564           0 9.b.
10.  Lease financing receivables (net of unearned income)...............................................2165           0 10.
11.  LESS: Any unearned income on loans reflected in items 1-9 above....................................2123           0 11.
12.  Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must
     equal Schedule RC, item 4.a) ......................................................................2122           0 12.



Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-C--CONTINUED

PART I. CONTINUED


Memoranda                                                                Dollar Amounts in Thousands   RCON  Mil     Thou
-------------------------------------------------------------------------------------------------------------------------- ---------
1.   Not applicable
2.   Loans(1) and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not recorded as past due or nonaccrual in Schedule RC-N,  Memorandum item 1):
     a.  Real estate loans..............................................................................1617             0 M.2.a.
     b.  All other loans and all lease financing receivables (exclude loans to individuals for
         household, family, and other personal expenditures)............................................8691             0 M.2.b.
3.   Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a.  Closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of:(2)(3)
         (1)  Three months or less......................................................................A564             0 M.3.a.(1)
         (2)  Over three months through 12 months.......................................................A565             0 M.3.a.(2)
         (3)  Over one year through three years.........................................................A566             0 M.3.a.(3)
         (4)  Over three years through five years.......................................................A567             0 M.3.a.(4)
         (5)  Over five years through 15 years..........................................................A568             0 M.3.a.(5)
         (6)  Over 15 years.............................................................................A569             0 M.3.a.(6)
     b.  All loans and leases other than closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of:(2)(4)
         (1)  Three months or less......................................................................A570             0 M.3.b.(1)
         (2)  Over three months through 12 months.......................................................A571             0 M.3.b.(2)
         (3)  Over one year through three years.........................................................A572             0 M.3.b.(3)
         (4)  Over three years through five years.......................................................A573             0 M.3.b.(4)
         (5)  Over five years through 15 years..........................................................A574             0 M.3.b.(5)
         (6)  Over 15 years.............................................................................A575             0 M.3.b.(6)
     c.  Fixed rate AND floating rate loans and leases with a REMAINING MATURITY of one year or less
         (included in Memorandum items 3.a and 3.b above)...............................................A247             0 M.3.c.
     d.  Fixed rate AND floating rate loans secured by nonfarm nonresidential properties(5) with a
         REMAINING MATURITY of over five years (included in Memorandum item 3.b above)..................A577             0 M.3.d.
     e.  Fixed rate AND floating rate commercial and industrial loans(6) with a REMAINING MATURITY of
         over three years (included in Memorandum item 3.b above).......................................A578             0 M.3.e.
4.   Loans to finance commercial real estate, construction, and land development activities (not
     secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b, page RC-6(7)...........2746             0 M.4.
5.   Loans and leases held for sale (included in Schedule RC-C, part I, above)..........................5369             0 M.5.
6.   Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
     (included in Schedule
     RC-C, part I, item 1.c.(2)(a), page RC-6)..........................................................5370             0 M.6.


_____________________
(1)  See instructions for loan classifications used in Memorandum item 2.
(2) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(3) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).
(4) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).
(5)  As defined for Schedule RC-C, part I, item 1.e.
(6)  As defined for Schedule RC-C, part I, item 4.
(7)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-E--DEPOSIT LIABILITIES


                                                                                                                                C225
                                              Dollar Amounts in Thousands           Transaction Accounts             Nontransaction
                                                                                                                        Accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                              (Column A)           (Column B)          (Column C)
                                                                                 Total            Memo: Total            Total
                                                                              transaction            demand          nontransaction
                                                                               accounts             deposits            accounts
                                                                              (including          (included in     (including MMDAs)
                                                                             total demand          Column A)
                                                                               deposits)
                                                                          RCON    Mil Thou RCON   Mil    ThouRCON     Mil    Thou
                                                                          ---------------- ------------------------------------
Deposits of:
1.   Individuals, partnerships, and corporations......................... 2201           0 2240             02346               0 1.
2.   U.S. Government..................................................... 2202           0 2280             02520               0 2.
3.   States and political subdivisions in the U.S........................ 2203           0 2290             02530               0 3.
4.   Commercial banks in the U.S......................................... 2206           0 2310             02550               0 4.
5.   Other depository institutions in the U.S............................ 2207           0 2312             02349               0 5.
6.   Banks in foreign countries.......................................... 2213           0 0232             02236               0 6.
7.   Foreign governments and official institutions (including foreign
     central banks)...................................................... 2216           0 2300             02377               0 7.
8.   Certified and official checks....................................... 2330           0 2330             0                     8.
9.   Total (sum of items 1 through 8) (sum of columns A and C must equal
     Schedule RC, item 13.a)............................................. 2215           0 2210             02385               0 9.




Memoranda                                                               Dollar Amounts in Thousands     RCON  Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
     a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts............................6835           0 M.1.a.
     b.  Total brokered deposits........................................................................2365           0 M.1.b.
     c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
         (1)  Issued in denominations of less than $100,000.............................................2343           0 M.1.c.(1)
         (2)  Issued either in denominations of $100,000 or in denominations greater than $100,000 and
              participated out by the broker in shares of $100,000 or less..............................2344           0 M.1.c.(2)
     d.  Maturity data for brokered deposits:
         (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining maturity
              of one year or less (included in Memorandum item 1.c.(1) above)...........................A243           0 M.1.d.(1)
         (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining maturity
              of one year or less (included in Memorandum item 1.b above)...............................A244           0 M.1.d.(2)
     e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
         reported in item 3 above which are secured or collateralized as required under state law)......5590           0 M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
     a.  Savings deposits:
         (1)  Money market deposit accounts (MMDAs).....................................................6810           0 M.2.a(1)
         (2)  Other savings deposits (excludes MMDAs)...................................................0352           0 M.2.a.(2)
     b.  Total time deposits of less than $100,000......................................................6648           0 M.2.b.
     c.  Total time deposits of $100,000 or more........................................................2604           0 M.2.c.
3.   All NOW accounts (included in column A above)......................................................2398           0 M.3.
4.   Not applicable




Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|



SCHEDULE RC-E--CONTINUED                                                                                                       0


Memoranda (Continued)                                                        Dollar Amounts in ThousandsRCON   Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:
     a.  Time deposits of less than $100,000 with a remaining maturity or repricing frequency of:(1)(2)
         (1)  Three months or less......................................................................A579           0 M.5.a.(1)
         (2)  Over three months through 12 months.......................................................A580           0 M.5.a.(2)
         (3)  Over one year through three years.........................................................A581           0 M.5.a.(3)
         (4)  Over three years..........................................................................A582           0 M.5.a.(4)
     b.  Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY of
         one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above)..................A241           0 M.5.b.
6.   Maturity and repricing data for time deposits of $100,000 or more:
     a.  Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
         (1)  Three months or less......................................................................A584           0 M.6.a.(1)
         (2)  Over three months through 12 months.......................................................A585           0 M.6.a.(2)
         (3)  Over one year through three years.........................................................A586           0 M.6.a.(3)
         (4)  Over three years..........................................................................A587           0 M.6.a.(4)
     b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of one
        year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above).......................A242           0 M.6.b.


----------------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-F--OTHER ASSETS


                                                                                                                          C230
                                                                                                                          ----
                                                                         Dollar Amounts in Thousands    RCON      Mil     Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   Income earned, not collected on loans..............................................................2164                 0 1.
2.   Net deferred tax assets(1).........................................................................2148                 0 2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
     a.  Mortgage loans.................................................................................A519                 0 3.a.
     b.  Other financial assets.........................................................................A520                 0 3.b.
4.   Other (itemize and describe amounts that exceed 25% of this item)..................................2168             5,769 4.
     a.  TEXT 3549 A/R                                                           RCON 3549     5,738                       4.a.
     b.  TEXT 3550                                                               RCON 3550                                     4.b.
     c.  TEXT 3551                                                               RCON 3551                                     4.c.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 11).................................2160             5,769 5.



                                                                         Dollar Amounts in Thousands    RCON      Mil     Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   Deferred tax assets disallowed for regulatory capital purposes.....................................5610                 0 M.1.


SCHEDULE RC-G--OTHER LIABILITIES


                                                                                                                          C235
                                                                                                                          ----
                                                                         Dollar Amounts in Thousands    RCON      Mil     Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   a.  Interest accrued and unpaid on deposits(3).....................................................3645                 0 1.a.
     b.  Other expenses accrued and unpaid (includes accrued income taxes payable)......................3646             2,697 1.b.
2.   Net deferred tax liabilities(1)....................................................................3049                11 2.
3.   Minority interest in consolidated subsidiaries.....................................................3000                 0 3.
4.   Other (itemize and describe amounts that exceed 25% of this item)..................................2938             8,849 4.
     a.  TEXT 3552 I/C PAYABLES                                                          RCON 3552 8,418                       4.a.
     b.  TEXT 3553                                                                   RCON 3553                                 4.b.
     c.  TEXT 3554                                                                   RCON 3554                                 4.c.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................................2930            11,557 5.

--------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-K--QUARTERLY AVERAGES(1)



                                                                                                                          C255
                                                                                                                          ----
                                                                       Dollar Amounts in Thousands      RCON      Mil     Thou
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
     1.  Interest-bearing balances due from depository institutions.....................................3381            31,671 1.
     2.  U.S. Treasury securities and U.S. Government agency obligations(3).............................3382               693 2.
     3.  Securities issued by states and political subdivisions in the U.S.(3)..........................3383                 0 3.
     4.  a.   Other debt securities(3)..................................................................3647            90,047 4.a.
         b.   Equity securities(4) (includes investments in mutual funds and Federal Reserve stock).....3648             3,000 4.b.
     5.  Federal funds sold and securities purchased under agreements to resell.........................3365                 0 5.
     6.  Total loans(2):
         a.   Real estate loans.........................................................................3286                 0 6.a.
         b.   Installment loans.........................................................................3287                 0 6.b.
         c.   Credit cards and related plans............................................................3288                 0 6.c.
         d.   Commercial (time and demand) and all other loans..........................................3289                 0 6.d.
     7.  Trading assets.................................................................................3401                 0 7.
     8.  Lease financing receivables (net of unearned income)...........................................3484                 0 8.
     9.  Total assets(5)................................................................................3368           156,658 9.
LIABILITIES
     10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized
         transfer accounts) (exclude demand deposits)...................................................3485                 0 10.
     11. Nontransaction accounts:
         a.   Money market deposit accounts (MMDAs).....................................................3486                 0 11.a.
         b.   Other savings deposits....................................................................3487                 0 11.b.
         c.   Time deposits of $100,000 or more.........................................................A514                 0 11.c.
         d.   Time deposits of less than $100,000.......................................................A529                 0 11.d.
12.  Federal funds purchased and securities sold under agreements to repurchase.........................3353                 0 12.
13.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases).....3355                 0 13.




Memorandum                                                             Dollar Amounts in Thousands      RCON      Mil     Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   To be completed by banks with loans to finance agricultural production and other loans to farmers
     (Schedule
     RC-C, part I, item 3) exceeding five percent of total loans.
     Agricultural loans(2) included in items 6.a through 6.d above......................................3379               N/A M.1.

-------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  See instructions for loan classifications used in this schedule.
(3) Quarterly averages for all debt securities should be based on amortized cost.
(4) Quarterly averages for all equity securities should be based on historical cost.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                     C260
                                                                                                                     ----
Memoranda                                                              Dollar Amounts in Thousands      RCON   Mil   Thou
--------------------------------------------------------------------------------------------------------------------------
1.   Unused commitments:
     a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
         home equity lines..............................................................................3814              0 1.a.
     b.  Credit card lines..............................................................................3815              0 1.b.
     c. Commercial real estate, construction, and land development:
         (1)  Commitments to fund loans secured by real estate..........................................3816              0 1.c.(1)
         (2)  Commitments to fund loans not secured by real estate......................................6550              0 1.c.(2)
     d.  Securities underwriting........................................................................3817              0 1.d.
     e.  Other unused commitments.......................................................................3818              0 1.e.

2.   Financial standby letters of credit................................................................3819              0 2.
     a.  Amount of financial standby letters of credit conveyed to others..................RCON 3820   0                  0 2.a.
3.   Performance standby letters of credit                                                              3821              0 3.
     a.  Amount of performance standby letters of credit conveyed to others...............RCON 3822    0                  0 3.a.
4.   Commercial and similar letters of credit...........................................................3411              0 4.
5.   Participations in acceptances (as described in the instructions) conveyed to others by the
     reporting bank.....................................................................................3428              0 5.
6.   Participations in acceptances (as described in the instructions) acquired by the reporting
     (nonaccepting) bank................................................................................3429              0 6.
7.   Securities borrowed................................................................................3432              0 7.
8.   Securities lent (including customers' securities lent where the customer is indemnified against
     loss by the reporting bank)........................................................................3433        767,214 8.
9.   Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
     a.  First lien 1-to-4 family residential mortgage loans:
         (1)  Outstanding principal balance of mortgages transferred as of the report date..............A521              0 9.a.(1)
         (2)  Amount of recourse exposure on these mortgages as of the report date......................A522              0 9.a.(2)
     b.  Other financial assets (excluding small business obligations reported in item 9.c):
         (1)  Outstanding principal balance of assets transferred as of the report date.................A523              0 9.b.(1)
         (2)  Amount of recourse exposure on these assets as of the report date.........................A524              0 9.b.(2)
     c.  Small business obligations transferred with recourse under Section 208 of the Riegle Community
         Development and Regulatory Improvement Act of 1994:
         (1)  Outstanding principal balance of small business obligations transferred as of the report
              date......................................................................................A249              0 9.c.(1)
         (2)  Amount of retained recourse on these obligations as of the report date....................A250              0 9.c.(2)
10.  Notional amount of credit derivatives:
     a.  Credit derivatives on which the reporting bank is the guarantor ...............................A534              0 10.a.
     b.  Credit derivatives on which the reporting bank is the beneficiary..............................A535              0 10.b.
11.  Spot foreign exchange contracts....................................................................8765              0 11.
12.  All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each
     component of this item over 25% of Schedule RC, item 28, "Total equity capital")...................3430              0 12.

     a.  TEXT 3555                                                             RCON 3555                                    12.a.
     b.  TEXT 3556                                                             RCON 3556                                    12.b.
     c.  TEXT 3557                                                             RCON 3557                                    12.c.
     d.  TEXT 3558                                                             RCON 3558                                    12.d.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-L--CONTINUED


                                                                       Dollar Amounts in Thousands      RCON   Mil   Thou
--------------------------------------------------------------------------------------------------------------------------
13.  All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe
     each component of this item over 25% of Schedule RC, item 28, "Total equity capital")..............5591                 0 13.

     a.  TEXT 5592                                                                     RCON 5592                               13.a.
     b.  TEXT 5593                                                                     RCON 5593                               13.b.
     c.  TEXT 5594                                                                     RCON 5594                               13.c.
     d.  TEXT 5595                                                                     RCON 5595                               13.d.


                                                                                                                        C261
--------------------------------------------------------------------------------------------------------------------------
                       Dollar Amounts in Thousands    (Column A)       (Column B)        (Column C)       (Column D)
                                                      Interest         Foreign           Equity           Commodity
                                                      Rate             Exchange          Derivative       and Other
                                                      Contracts        Contracts         Contracts        Contracts
--------------------------------------------------------------------------------------------------------------------------
            Off-balance Sheet Derivatives              RCON Mil Thou     RCON Mil Thou     RCON Mil Thou    RCON Mil Thou
                 Position Indicators
                                                      --------------------------------------------------------------------
14.  Gross amounts (e.g., notional amounts) (for each column, sum of items 14.a through 14.e must equal sum of items 15, 16.a, and 16.b):
     a.  Futures contracts...........................8693           0 8694              0 8695            0 8699          0 14.a.
     b.  Forward contracts...........................8697           0 8698              0 8699            0 8700          0 14.b.
     c.  Exchange-traded option contracts:
         (1)  Written options........................8701           0 8702              0 8703            0 8703          0 14.c.(1)
         (2)  Purchased options......................8705           0 8706              0 8704            0 8708          0 14.c.(2)
     d.  Over-the-counter option contracts:
         (1)  Written options........................8709           0 8710              0 8711            0 8712          0 14.d.(1)
         (2)  Purchased options......................8713           0 8714              0 8715            0 8716          0 14.d.(2)
     e.  Swaps.......................................3450           0 3826              0 8719            0 8720          0 14.e.
15.  Total gross notional amount of derivative
     contracts
     held for trading................................A126           0 A127              0 8723            0 8724          0 15.
16.  Total gross notional amount of derivative
     contracts
     held for purposes other than trading:
     a.  Contracts marked to market..................8725           0 8726              0 8727            0 8728          0 16.a.
     b.  Contracts not marked to market..............8729           0 8730              0 8731            0 8732          0 16.b.
     c.  Interest rate swaps where the bank has
         agreed to pay a fixed rate..................A589           0                                                     0 16.c.
17. Gross fair values of derivative contracts:
     a.  Contracts held for trading:
         (1)  Gross positive fair value..............8733           0 8734              0 8735            0 8736          0 17.a.(1)
         (2)  Gross negative fair value..............8737           0 8738              0 8739            0 8740          0 17.a.(2)
     b.  Contracts held for purposes other than
         trading that are marked to market:
         (1)  Gross positive fair value..............8741           0 8742              0 8743            0 8744          0 17.b.(1)
         (2)  Gross negative fair value..............8745           0 8746              0 8747            0 8748          0 17.b.(2)
     c.  Contracts held for purposes other than
         trading that are not marked to market:
         (1)  Gross positive fair value..............8749           0 8750              0 8751            0 8752          0 17.c.(1)
         (2)  Gross negative fair value..............8753           0 8754              0 8755            0 8756          0 17.c.(2)



Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-L--CONTINUED


Memoranda                                                                   Dollar Amounts in Thousands         RCON  Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1.-2.    Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
   binding).....................................................................................................3833      0 M.3.
a. Participations in commitments with an original maturity exceeding one year conveyed to others...RCON 3834  0             M.3.a.


SCHEDULE RC-M--MEMORANDA


                                                                                                                      C265
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Dollar Amounts in Thousands          RCON   Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.   Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a.  Aggregate amount of all extensions of credit to all executive officers, directors,
         principal shareholders, and their related interests............................................6164           0 1.a.
     b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of
         credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of   Number
         total capital as defined for this purpose in agency regulations................RCON 6165     0                  1.b.
2.   Federal funds sold and securities purchased under agreements to resell with U.S. branches
     and agencies of foreign banks(1) (included in Schedule RC, item 3)................................ 3405           0 2.
3.   Not applicable
4.   Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
     (include both retained servicing and purchased servicing):
     a.  Mortgages serviced under a GNMA contract.......................................................5500           0 4.a.
     b.  Mortgages serviced under a FHLMC contract:
         (1)  Serviced with recourse to servicer........................................................5501           0 4.b.(1)
         (2)  Serviced without recourse to servicer.....................................................5502           0 4.b.(2)
     c.  Mortgages serviced under a FNMA contract:
         (1)  Serviced under a regular option contract..................................................5503           0 4.c.(1)
         (2)  Serviced under a special option contract..................................................5504           0 4.c.(2)
     d.  Mortgages serviced under other servicing contracts.............................................5505           0 4.d.
5.   Not applicable
6.   Intangible assets:
     a.  Mortgage servicing assets......................................................................3164             6.a.
         (1)  Estimated fair value of mortgage servicing assets...................RCON A590       0                      6.a.(1)
     b.  Other identifiable intangible assets:
         (1)  Purchased credit card relationships.......................................................5506           0 6.b.(1)
         (2)  All other identifiable intangible assets..................................................5507      17,633 6.b.(2)
     c.  Goodwill.......................................................................................3163       3,440 6.c.
     d.  Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) .........2143      21,073 6.d.
     e.  Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
         are otherwise qualifying for regulatory capital purposes.......................................6442           0 6.e.
7.   Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
     redeem the debt....................................................................................3295           0 7.

------------------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-M--Continued

                                                                   Dollar Amounts in Thousands          RCON   Mil  Thou
------------------------------------------------------------------------------------------------------------------------
8.   a.  Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures...................................5372           0 8.a.(1)
         (2)  All other real estate owned:
              (a) Construction and land development.....................................................5508           0 8.a.(2)(a)
              (b) Farmland..............................................................................5509           0 8.a.(2)(b)
              (c) 1-4 family residential properties.....................................................5510           0 8.a.(2)(c)
              (d) Multifamily (5 or more) residential properties........................................5511           0 8.a.(2)(d)
              (e) Nonfarm nonresidential properties.....................................................5512           0 8.a.(2)(e)
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).................2150           0 8.a.(3)
     b.  Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures...................................5374           0 8.b.(1)
         (2)  All other investments in unconsolidated subsidiaries and associate companies..............5375           0 8.b.(2)
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).................2130           0 8.b.(3)
9.   Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,
     "Perpetual preferred stock and related surplus"....................................................3778           0 9.
10.  Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
     a.  Money market funds.............................................................................6441           0 10.a.
     b.  Equity securities funds........................................................................8427           0 10.b.
     c.  Debt securities funds..........................................................................8428           0 10.c.
     d.  Other mutual funds.............................................................................8429           0 10.d.
     e.  Annuities......................................................................................8430           0 10.e.
     f.  Sales of proprietary mutual funds and annuities (included in items 10.a through 10.e above)....8784           0 10.f.
11.  Net unamortized realized deferred gains (losses) on off-balance sheet derivative contracts
     included in assets and liabilities reported in Schedule RC.........................................A525           0 11.
12.  Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC) in
     accordance with generally accepted accounting principles(1)........................................A526           0 12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and exceeds
    ten percent of total assets)........................................................................A591           0 13.


                                                                   Dollar Amounts in Thousands          RCON   Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.   Reciprocal holdings of banking organizations' capital instruments
      (to be completed for the December report only)....................................................3836           0 M.1.

-----------------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS(1), LEASES, AND OTHER ASSETS


                                                                                                                       C270
The FFIEC regards the information reported in all of                          (Column A)      (Column B)       (Column C)
Memorandum item 1, in items 1 through 7, column A,                             Past due       Past due 90      Nonaccrual
and in Memorandum items 2 through 4, column A, as confidential.              30 through 89   days or more
                                                                            days and still    and still
                                                                               accruing        accruing
                                              Dollar Amounts in Thousands  RCON  Mil  Thou  RCON  Mil  Thou  RCON  Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.   Real estate loans...................................................  1210          0  1211          0  1212         0 1.
2.   Installment loans...................................................  1214          0  1215          0  1216         0 2.
3.   Credit cards and related plans......................................  1218          0  1219          0  1220         0 3.
4.   Commercial (time and demand) and all other loans....................  1222          0  1223          0  1224         0 4.
5.   Lease financing receivables.........................................  1226          0  1227          0  1228         0 5.
6.   Debt securities and other assets (exclude other real estate
     owned and other repossessed assets..................................  3505          0  3506          0  3507         0 6.

--------------------------------------------------------------------------------

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.


                                              Dollar Amounts in Thousands  RCON  Mil  Thou  RCON  Mil  Thou  RCON  Mil Thou
---------------------------------------------------------------------------------------------------------------------------
7.   Loans and leases reported in items 1 through 5 above which are
     wholly or partially guaranteed by the U.S. Government...............  5612          0  5613          0  5614         0 7.
     a.  Guaranteed portion of loans and leases included
         in item 7 above.................................................  0615          0  5616          0  5617         0 7.a.


                                                                                                                       C273
Memoranda                                     Dollar Amounts in Thousands  RCON  Mil  Thou  RCON  Mil  Thou  RCON  Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.   Restructured loans and leases included in Schedule RC-N, items 1 through 5, above (and not reported in Schedule RC-C, part I,
     Memorandum item 2)..................................................  1658          0  1659          0  1661         0 M.1.
2.   To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I;
     item 3) exceeding five percent of total loans:
     Agricultural loans included in Schedule RC-N, items 1 through 4,
     above...............................................................  1230        N/A  1231        N/A  1232       N/A M.2.
3.   Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
     Schedule RC-N, items 2 through 4, above.............................  5421          0  5422          0  5423         0 M.3.
4.   Real estate loans (sum of Memorandum items 4.a through 4.e must equal Schedule RC-N, item 1, above):
     a.  Construction and land development...............................  5424          0  5425          0  5426         0 M.4.a.
     b.  Secured by farmland.............................................  5427          0  5434          0  5429         0 M.4.b.
     c.  Secured by 1-4 family residential properties:
         (1)  Revolving, open-end loans secured by 1-4 family
              residential properties and extended under lines of
              credit.....................................................  5430          0  5431          0  5432         0 M.4.c(1)
         (2)  All other loans secured by 1-4 family residential
              properties.................................................  5433          0  5434          0  5435         0 M.4.c(2)
     d.  Secured by multifamily (5 or more) residential properties.......  5436          0  5437          0  5438         0 M.4.d.
     e.  Secured by nonfarm nonresidential properties....................  5439          0  5440          0  5441         0 M.4.e.

---------------------
(l) See instructions for loan classifications used in this schedule.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS


                                                                                                                      C275
Memoranda                                                                    Dollar Amounts in Thousands  RCON  Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.   Unposted debits (see instructions):
     a.  Actual amount of all unposted debits...........................................................  0030       N/A 1.a.
         OR
     b.  Separate amount of unposted debits:
         (1)  Actual amount of unposted debits to demand deposits ......................................  0031         0 1.b.(1)
         (2)  Actual amount of unposted debits to time and savings deposits(1)..........................  0032         0 1.b.(2)
2.   Unposted credits (see instructions):
     a.  Actual amount of all unposted credits..........................................................  3510       N/A 2.a.
         OR
     b.  Separate amount of unposted credits:
         (1)  Actual amount of unposted credits to demand deposits......................................  3512         0 2.b.(1)
         (2)  Actual amount of unposted credits to time and savings deposits(1).........................  3514         0 2.b.(2)
3.   Uninvested trust funds (cash) held in bank's own trust department (not included in
     total deposits)....................................................................................  3520         0 3.
4.   Deposits of consolidated subsidiaries (not included in total deposits):
     a.  Demand deposits of consolidated subsidiaries...................................................  2211         0 4.a.
     b.  Time and savings deposits(1) of consolidated subsidiaries......................................  2351         0 4.b.
     c.  Interest accrued and unpaid on deposits of consolidated subsidiaries...........................  5514         0 4.c.
5.   Not applicable
6.   Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a.  Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B).........  2314         0 6.a.
     b.  Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,
         column A or C, but not column B)...............................................................  2415         0 6.b.
7.   Unamortized premiums and discounts on time and savings deposits:(1),(2)
     a.  Unamortized premiums...........................................................................  5516         0 7.a.
     b.  Unamortized discounts..........................................................................  5517         0 7.b.
8.   To be completed by banks with "Oakar deposits."
     a.  Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
         (1)  Total deposits purchased or acquired from other FDIC-insured institutions during
              the quarter...............................................................................  A531       N/A 8.a.(1)
         (2)  Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
              members report deposits attributable to BIF)..............................................  A532       N/A 8.a.(2)
     b.  Total deposits sold or transferred to other FIDC-insured institutions during the quarter.......  A533       N/A 8.b.
9.   Deposits in lifeline accounts......................................................................  5596       N/A 9.
10.  Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits)......  8432         0 10.

-------------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)  Exclude core deposit intangibles.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-O--CONTINUED


Memoranda                                                                    Dollar Amounts in Thousands  RCON  Mil Thou
------------------------------------------------------------------------------------------------------------------------
11.  Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been reported on a net
         basis.........................................................................................   8785           11.a.
     b.  Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported on a gross
         basis.........................................................................................   A181           11.b.
     c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in Schedule
         RC-E..........................................................................................   A182           11.c.
12.  Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.  Amount of assets netted against demand deposits................................................  A527           12.a.
     b.  Amount of assets netted against time and savings deposits......................................  A528           12.b.


Memoranda (to be completed each quarter except as noted)                     Dollar Amounts in Thousands  RCON  Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
1.   Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal
     Schedule RC, item 13.a):
     a.  Deposit accounts of $100,000 or less:
         (1)  Amount of deposit accounts of $100,000 or less............................................  2702         0 M.1.a.(1)
         (2)  Number of deposit accounts of $100,000 or less (to                                 Number
              be completed for the June report only).................................RCON 3379      N/A                  M.1.a.(2)
     b.  Deposit accounts of more than $100,000:
         (1)  Amount of deposit accounts of more than $100,000..........................................  2710         0 M.1.b.(1)
                                                                                                 Number
         (2)  Number of deposit accounts of more than $100,000.......................RCON 2722        0                  M.1.b.(2)
2.   Estimated amount of uninsured deposits of the bank:
     a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
         above by S100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

         Indicate in the appropriate box at the right whether your bank has a method or
         procedure for determining a better estimate of uninsured deposits than the estimate                   Yes    No
         described above................................................................................  6861         X M.2.a.
     b.  If the box marked YES has been checked, report the estimate of uninsured deposits                RCON  Mil Thou
         determined by using your bank's method or procedure............................................  5597       N/A
3.   Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial
     Report?
     If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                                      FDIC Cert. No.
TEXT A545  N/A                                                                                           RCON A545   N/A M.3

--------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income          C277
should be directed:


FOY B. HESTER, VICE PRESIDENT & CONTROLLER    (212) 250-6418
------------------------------------------    -------------------------
Name and Title (TEXT 8901)                    Area code/phone number/extension
                                              (TEXT 8902)


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of adjusted total assets.
         For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
         If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
         A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE:    All banks are required to complete items 2 and 3 below.
         See optional worksheet for items 3.a through 3.f.


Memoranda                                                                 Dollar Amounts in Thousands  RCON  Mil Thou
---------------------------------------------------------------------------------------------------------------------
2.   Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:
     a.  Subordinated debt(1) and intermediate term preferred stock.....................................A515         0 2.a.
     b.  Other limited-life capital instruments.........................................................A516         0 2.b.
3.   Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
     a.  Tier 1 capital.................................................................................8274   126,145 3.a.
     b.  Tier 2 capital.................................................................................8275         0 3.b.
     c.  Total risk-based capital.......................................................................3792   126,145 3.c.
     d.  Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
         risk-weighted assets)..........................................................................A222         0 3.d.
     e.  Net risk-weighted assets (gross risk-weighted assets less excess allowance reported in
         item 3.d above and all other deductions).......................................................A223   127,131 3.e.
     f.  "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all
         assets deducted from Tier 1 capital)(2)........................................................A224   135,585 3.f.



                                                                                        (Column A)              (Column B)
                                                                                          Assets              Credit Equiv-
                                                                                         Recorded              alent Amount
                                                                                          on the              of Off-Balance
                                                                                      Balance Sheet          Sheet Items (3)
                                                                                      RCON Mil Thou           RCON Mil Thou
Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered
NO to item 1 above and by banks with total assets of $1 billion or more.

4.   Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
     a.  Assets recorded on the balance sheet...............................          5163      N/A                        4.a.
     b.  Credit equivalent amount of off-balance sheet items................                                  3796     N/A 4.b.

---------------------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


SCHEDULE RC-R--CONTINUED



                                                                                   (Column A)              (Column B)
                                                                                     Assets              Credit Equiv-
                                                                                    Recorded              alent Amount
                                                                                     on the              of Off-Balance
                                                                                 Balance Sheet          Sheet Items (1)

                                                                                 RCON Mil Thou           RCON Mil Thou
5.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
     a.       Assets recorded on the balance sheet..........................    5615       N/A                            5.a.
     b.       Credit equivalent amount of off-balance sheet items...........                   3801                   N/A 5.b.
6.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
     a.       Assets recorded on the balance sheet..........................    3802       N/A                            6.a.
     b.       Credit equivalent amount of off-balance sheet items...........                   3803                   N/A 6.b.
7.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
     a.       Assets recorded on the balance sheet..........................    3804       N/A                            7.a.
     b.       Credit equivalent amount of off-balance sheet items...........                   3805                   N/A 7.b.
8. On-balance sheet asset values excluded from and deducted in the
     calculation of the risk-based capital ratio(2).........................    3806       N/A                            8.
9.   Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,
     7.a, and 8, column A) (must equal Schedule RC, item 12 plus items 4.b
     and 4.c)...............................................................    3807       N/A                            9.

Memoranda                                                                    Dollar Amounts in Thousands  RCON  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------------
1.   Current credit exposure across all off-balance sheet derivative contracts covered
     by the risk-based capital standards..................................................................8764       N/A M.1.


                                                                                  With a remaining maturity of

                                                                     (Column A)             (Column B)            (Column C)
                                                                      One year                 Over                  Over
                                                                      or less                one year             five years
                                                                                             through
                                                                                            five years

                                                                   RCON Mil Thou          RCON Mil Thou         RCON Mil Thou
2.   Notional principal amounts of off-balance sheet
     derivative contracts:(3)
     a.  Interest rate contracts..............................     3809      N/A          8766      N/A         8767      N/A M.2.a.
     b.  Foreign exchange contracts...........................     3812      N/A          8769      N/A         8770      N/A M.2.b.
     c.  Gold contracts.......................................     8771      N/A          8772      N/A         8773      N/A M.2.c.
     d.  Other precious metals contracts......................     8774      N/A          8775      N/A         8776      N/A M.2.d.
     e.  Other commodity contracts............................     8777      N/A          8778      N/A         8779      N/A M.2.e.
     f.  Equity derivative contracts..........................     A000      N/A          A001      N/A         A002      N/A M.2.f.

--------------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Legal Title of Bank:       Bankers Trust Company of California, National Association        Call Date: 12/31/97 ST-BK: 06-0647
Address:                   300 South Grand Avenue
City, State  Zip:          Los Angeles, CA 90071
FDIC Certificate No.:      |2|6|7|3|2|


               OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                 REPORTED IN THE REPORTS OF CONDITION AND INCOME
                    at close of business on December 31, 1997

Bankers Trust Company of California, National Association
--------------------------------------------------------------------------------
Legal Title of Bank

Los Angeles                                                      California
---------------------------------------------------------------, --------------
City                                                             State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure: the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment X (RCON 6979)                                       C271         C272

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



          /s/ Foy B. Hester                                    1/29/98
          --------------------------------------               -----------------
          Signature of Executive Officer of Bank               Date of Signature